TABLE OF CONTENTS Page IMPORTANT NOTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 LETTER FROM CEO ROBERT KEANE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 SUMMARY CONSOLIDATED RESULTS: 3-YEAR TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 INCOME STATEMENT HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 CASH FLOW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 DEBT AND SHARE REPURCHASES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 SEGMENT RESULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 VISTA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 UPLOAD AND PRINT: PRINTBROTHERS AND THE PRINT GROUP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 NATIONAL PEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 ALL OTHER BUSINESSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20 CENTRAL AND CORPORATE COSTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 CURRENCY IMPACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 BALANCE SHEET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 INCOME STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 CASH FLOW STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 ABOUT NON-GAAP MEASURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26 NON-GAAP RECONCILIATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27 ABOUT CIMPRESS, SAFE HARBOR STATEMENT AND CONTACT INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . 33 Page 2 of 33

CIMPRESS' UPPERMOST FINANCIAL OBJECTIVE Our uppermost financial objective is to maximize our intrinsic value per share (“IVPS”). We define IVPS as (a) the unlevered free cash flow per diluted share that, in our best judgment, will occur between now and the long-term future, appropriately discounted to reflect our cost of capital, minus (b) net debt per diluted share. We define unlevered free cash flow as adjusted free cash flow plus cash interest expense related to borrowing. We endeavor to make all financial decisions in service of this priority. As such, we often make decisions that could be considered non-optimal were they to be evaluated based on other criteria such as (but not limited to) near- and mid-term revenue, operating income, net income, EPS, adjusted EBITDA, and cash flow. IVPS is inherently long term in nature. Thus an explicit outcome of this is that we accept fluctuations in our financial metrics as we make investments that we believe will deliver attractive long-term returns on investment. OUR STRATEGY Cimpress invests in and builds customer-focused, entrepreneurial, mass customization businesses for the long term, which we manage in a decentralized, autonomous manner. We drive competitive advantage across Cimpress through a select few shared strategic capabilities that have the greatest potential to create company-wide value. We limit all other central activities to only those which absolutely must be performed centrally. OUR CAPITAL ALLOCATION PHILOSOPHY Cimpress has historically deployed capital via organic investments, share repurchases, acquisitions and equity investments, and debt reduction. We have not paid a dividend and we do not intend to for the foreseeable future. We consider capital to be fungible across all of these categories; we do not favor one over the other, but rather seek to grow our IVPS by allocating capital across these categories in function of the relative returns of current and expected future opportunities. We delegate to our businesses and central teams capital allocation decisions that our operational executives expect to pay back in less than twelve months. For capital allocation with pay back beyond that time frame, we evaluate the relative returns of potential uses of capital. The executives that lead most of our businesses are incentivized based on the long-term returns on invested capital generated in their business. The remainder, most of whom are in our Vista reporting segment or central functions, are primarily incentivized through Cimpress share-based compensation. We seek to deliver a weighted average return on our portfolio of deployed capital, net of failures, that is materially above our weighted average cost of capital (WACC), which we have historically estimated to be 8.5%. In support of this objective, we vary the hurdle rates that we use at the time of investment decisions in function of our judgment of the risks to various types of investment. Hurdle rates for investments may also vary based on leverage levels and external factors. We recognize that a portfolio of investments that exceeds our WACC does not necessarily mean, by itself, that we have made good capital allocation decisions. We compare our returns against the opportunity cost of potentially higher returns that might have come from deploying the same capital into even higher-returning opportunities of a similar risk level. This more stringent measure of performance clarifies the cost of mistakes which we have made in the past. Page 3 of 33

LETTER FROM ROBERT OCTOBER 26, 2022

Dear Investor,

We continue to make solid progress on our financial, operational, and strategic priorities, building from the record revenue and gross profit achieved in fiscal 2022 while starting to capture the benefits of the strategic investments we are making to drive customer value and advance our competitive advantages. Cimpress consolidated revenue grew 7% year over year on a reported basis, and 14% on an organic constant-currency basis in Q1 FY2023. Consolidated organic constant-currency bookings remain above 10% in October as well. As described at our September investor day, Vista's constant-currency revenue growth was soft in July driven by the U.S. market but the overall Vista revenue accelerated to double-digit growth for the remainder of the quarter driven by price increases, new product introduction, higher advertising spend in certain markets and the accumulation of many small improvements now that all markets are migrated to the new technology platform.

While our gross margin continues to be affected by the rising cost of raw materials, energy, and labor that accelerated during the back half of last year, we have adjusted pricing across all of our businesses to partially mitigate this impact. Q1 gross profit grew 2% year over year in reported terms, and 8% in constant currencies. Year-over-year currency fluctuations weighed on various parts of our P&L and segment results, but our realized gains from currency hedging more than offset this impact. Q1 adjusted EBITDA was down year over year due primarily to FY2022 investments in our Vista business, but was slightly ahead of our expectations for the quarter.

The table below shows the year-over-year change in revenue and gross profit by segment for Q1 FY2023:

	Change Q1 FY2023 versus Q1 FY2022			
	Revenue		**Gross Profit**	
Segment:	**Reported**	**Organic Constant Currency**	**Reported**	**Constant Currency**
Vista	6%	8%	(1)%	2%
PrintBrothers	6%	22%	1%	17%
The Print Group	6%	24%	(4)%	12%
National Pen	18%	24%	24%	33%
All Other Businesses	8%	8%	6%	6%
Total	**7%**	**14%**	**2%**	**8%**

Cash outflows from working capital were higher this quarter. As noted during our September investor day, we continued to build up inventory in light of supply chain volatility and risk. Cash outflows from inventory purchases were $36.4 million since June 30, 2022, and on a trailing-twelve-month basis, were $68.8 million since September 30, 2021. We believe this proactive use of capital was warranted for risk mitigation leading into our seasonal peak and given the minimal risk of obsolescence. We expect to start the process of managing back down to more normalized inventory levels in the back half of the year, which will drive future cash inflows.

We maintain ample liquidity with $256.3 million in total cash and marketable securities at September 30, 2022, and we expect seasonally strong operating cash flow in the second quarter. We also continue to plan for the possibility that the noncontrolling interest in our PrintBrothers segment will be put to us during Q2 FY2023, which could result in a cash outflow of up to €86 million next quarter.

Our net leverage was 4.82x trailing-twelve-month EBITDA at the end of the quarter, up from last quarter because of the cash outflows this quarter and the expected year-over-year EBITDA decline as we are only beginning to lap the significant organic investments made throughout last year and the cost inflation that intensified in the second half of fiscal 2022. We have begun to see the financial benefits of our investments in Vista and we expect them to build throughout FY2023. This, coupled with continued strong execution and EBITDA growth in our other segments, sets the stage for meeting our plan to delever from June 30, 2022 levels by the end of FY2023, although that may be delayed if the put option in the aforementioned noncontrolling interest in our PrintBrothers segment is exercised.

Please see non-GAAP reconciliations at the end of this document. Page 4 of 33

As we publish this, our customer demand picture remains strong across Cimpress and we continue to expect results for FY2023 and beyond that are in line with the guidance we gave at our investor day on September 13, 2022. There is a long list of uncertainties and risks that exist in today's operating environment. We will continue to actively manage the risks within our control and should the demand picture change, we stand ready to act quickly to keep our variable costs in line with demand, and if necessary, reduce discretionary investment from current levels. Through the investment we have made over the past three years, I believe Cimpress has never had a stronger combination of talent, technology and data capabilities, and scale advantages upon which to deliver value to customers and our long-term shareholders. FY2023 is a year in which we must execute well with all that we have built, and Q1 was a good start. Sincerely, Robert S. Keane Founder, Chairman & CEO Please see non-GAAP reconciliations at the end of this document. Page 5 of 33

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND

$ in thousands, except percentages

REVENUE BY REPORTABLE SEGMENT, TOTAL REVENUE AND INCOME FROM OPERATIONS:

	Q1 FY2021	Q1 FY2022	Q1 FY2023
Vista	$ 329,291	$ 349,480	$ 369,369
PrintBrothers	100,112	125,357	132,699
The Print Group	66,437	72,820	76,823
National Pen	67,649	69,264	81,666
All Other Businesses	43,478	47,871	51,827
Inter-segment eliminations	(20,467)	(7,193)	(8,969)
Total revenue	**$ 586,500**	**$ 657,599**	**$ 703,415**
Reported revenue growth	*(7)%*	*12 %*	*7 %*
Organic constant currency revenue growth	*(10)%*	*9 %*	*14 %*
(Loss) income from operations	**$ 35,986**	**$ 16,939**	**$ (17,967)**
(Loss) income from operations margin	*6 %*	*3 %*	*(3)%*

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA") AND ADJUSTED EBITDA:

	Q1 FY2021	Q1 FY2022	Q1 FY2023
Vista[1]	$ 89,380	$ 66,920	$ 30,737
PrintBrothers	9,715	16,283	14,991
The Print Group	12,183	14,389	12,220
National Pen	(10,671)	(8,048)	(1,297)
All Other Businesses	8,609	4,891	6,178
Total segment EBITDA	**$ 109,216**	**$ 94,435**	**$ 62,829**
Central and corporate costs	(29,093)	(33,023)	(35,535)
Unallocated share-based compensation	(1,150)	(1,130)	957
Exclude: share-based compensation expense[1]	8,283	11,006	10,475
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	1,217	(3,672)	6,869
Adjusted EBITDA	**$ 88,473**	**$ 67,616**	**$ 45,595**
Adjusted EBITDA margin	*15 %*	*10 %*	*7 %*
Adjusted EBITDA year-over-year (decline) growth	*11 %*	*(24)%*	*(33)%*

[1] SBC expense listed above excludes the portion included in restructuring-related charges to avoid double counting.

CASH FLOW AND OTHER METRICS:

	Q1 FY2021	Q1 FY2022	Q1 FY2023
Net cash provided by (used in) operating activities	$ 105,681	$ 36,567	$ (25,251)
Net cash provided by (used in) investing activities	(21,084)	(13,181)	(101,043)
Net cash provided by (used in) financing activities	(91,979)	(10,351)	(11,780)
Adjusted free cash flow	82,494	12,304	(52,339)
Cash interest related to borrowing	9,078	14,358	15,060

Please see non-GAAP reconciliations at the end of this document.

Page 6 of 33

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND (CONTINUED)

$ in thousands, except where noted

COMPONENTS OF ADJUSTED FREE CASH FLOW:

	Q1 FY2021	Q1 FY2022	Q1 FY2023
Adjusted EBITDA	$ 88,473	$ 67,616	$ 45,595
Cash restructuring payments	(2,515)	—	(7,931)
Cash taxes	(352)	(7,767)	(4,257)
Other changes in net working capital and other reconciling items*	29,153	(8,924)	(43,598)
Purchases of property, plant and equipment	(8,383)	(8,624)	(11,758)
Capitalization of software and website development costs	(14,804)	(15,639)	(15,330)
Adjusted free cash flow before cash interest related to borrowing	**$ 91,572**	**$ 26,662**	**$ (37,279)**
Cash interest related to borrowing	(9,078)	(14,358)	(15,060)
Adjusted free cash flow	**$ 82,494**	**$ 12,304**	**$ (52,339)**

** Other changes in net working capital are impacted by cash outflows for inventory of $3,111, $11,744, and $36,434 during Q1 FY2021, Q1 FY2022 and Q1 FY2023, respectively. This increase in inventory outflows is due to overall growth and, especially in Q1 FY2023, a decision to take on extra safety stock to mitigate risk of future supply chain volatility.*

Q1 FY2023 COMPONENTS OF ADJUSTED FREE CASH FLOW ($M)


$45.6
($7.9)
($4.3)
($43.6)
($11.8)
($15.3)
($37.3)
($15.1)
($52.3)
Adjusted EBITDA
Restructuring payments
Cash taxes
Other NWC changes & other items
Capital expenditures
Capitalization of software
Adjusted FCF before interest related to borrowing
Cash interest related to borrowing
Adjusted FCF

Please see non-GAAP reconciliations at the end of this document.

Page 7 of 33

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND

$ in millions, except percentages and share data

Revenue & Reported Revenue Growth (Decline) (1)



$587
$781
$573
$635
$658
$850
$657
$723
$703
(7)%
(5)%
(4)%
48%
12%
9%
15%
14%
7%
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Organic Constant-Currency Revenue Growth (Decline)



(10)%
(9)%
(10)%
38%
9%
9%
17%
19%
14%
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Cash Flow from Operations



$106
$150
$(37)
$46
$37
$143
$(48)
$88
$(25)
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Adjusted Free Cash Flow & Cash Interest



Adj. FCF
Cash Interest
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

	Q121	Q221	Q321	Q421	Q122	Q222	Q322	Q422	Q123
Adj. FCF	$82	$130	($62)	$15	$12	$109	($82)	$61	($52)
Interest	$9	$49	$8	$51	$14	$35	$14	$35	$15

(1) Reported revenue growth rates are impacted by the timing of acquisitions and divestitures.

Please see non-GAAP reconciliations at the end of this document.

Page 8 of 33

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND (CONTINUED) $ in millions, except percentages and share data GAAP Operating Income (Loss) & Adjusted EBITDA $36 $94 ($16) $9 $17 $86 ($28) ($27) ($18) $88 $143 $55 $62 $68 $142 $34 $38 $46 GAAP OI (Loss) Adjusted EBITDA Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Net Debt (1) ($1,361)($1,278) ($1,348)($1,379)($1,366) ($1,333) ($1,461)($1,378) ($1,427) Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 ($M) Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Cash / equivalents $ 40 $ 37 $ 36 $ 183 $ 193 $ 231 $ 162 $ 277 $ 132 Marketable securities $— $— $— $203 $192 $175 $108 $50 $124 HY notes ($600) ($600) ($600) ($600) ($600) ($600) ($600) ($600) ($600) 2nd lien notes ($300) ($300) ($300) $— $— $— $— $— $— Term loans ($146) ($144) ($143) ($1,152) ($1,140) ($1,129) ($1,121) ($1,097) ($1,076) Revolver ($344) ($260) ($329) $— $— $— $— $— $— Other debt ($11) ($11) ($13) ($13) ($11) ($10) ($9) ($8) ($7) Net debt ($1,361) ($1,278) ($1,348) ($1,379) ($1,366) ($1,333) ($1,461) ($1,378) ($1,427) Net Income (Loss) Attributable to Cimpress ($11) $32 ($39) ($68) ($7) $55 ($72) ($31) ($25) Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Weighted Average Shares Outstanding (Millions) (2) 25.9 26.0 26.0 26.0 26.1 26.1 26.1 26.1 26.2 25.9 26.4 26.0 26.0 26.1 26.4 26.1 26.1 26.2 Basic Diluted Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 (1) Excludes debt issuance costs, debt premiums and discounts. (2) Basic and diluted shares are the same in certain periods where we reported a GAAP net loss. Please see non-GAAP reconciliations at the end of this document. Page 9 of 33

INCOME STATEMENT HIGHLIGHTS Our reported revenue growth was 7% for Q1 and organic constant-currency revenue growth was 14%, with growth across all businesses and markets through increased pricing and customer demand. The year-over- year decline in revenue from face masks represented a roughly 100 bps impact on consolidated revenue growth in Q1 FY2023. We recorded a GAAP operating loss of $18.0 million versus operating income of $16.9 million in the year-ago period. Gross profit increased $7.1 million driven by revenue growth, but this was more than offset by a planned $20.7 million increase in advertising expense and an $11.3 million increase in compensation expenses due primarily to the impact of hiring in Vista throughout FY2022, as well as inflation-adjusted merit increases across all businesses made at the start of FY2023. We incurred $2.4 million of expense related to the continued optimization of our leased office footprint that will generate approximately $4.0 million of annualized savings. We also incurred $1.8 million of restructuring expense related to the actions announced last quarter. Adjusted EBITDA for Q1 FY2023 was $45.6 million, down $22.0 million from $67.6 million in Q1 FY2022 as most of the items described in operating income (loss) above also influence adjusted EBITDA (with the exception of restructuring and certain impairments that are not included in adjusted EBITDA). Additionally, we use derivative contracts to hedge the economic currency risk within adjusted EBITDA, and we include any realized gains or losses from these contracts in adjusted EBITDA. The net impact of year-over-year currency movements on adjusted EBITDA was favorable in Q1 FY2023 by about $7.9 million. GAAP net (loss) per diluted share for the first quarter was $(0.97), versus $(0.26) in the same quarter a year ago, in line with operating income decreases, partially offset by year-over-year realized and unrealized currency benefits in other income (expense), net (details on page 22). Q1 FY2023 interest expense was down slightly year over year, and tax expense was flat. (continued on next page) Revenue & Reported Revenue Growth (Decline) $587 $781 $573 $635 $658 $850 $657 $723 $703 (7)% (5)% (4)% 48% 12% 9% 15% 14% 7% Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Organic Constant-Currency Revenue Growth (Decline) (10)% (9)% (10)% 38% 9% 9% 17% 19% 14% Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 GAAP Operating Income (Loss) ($M) & Margin (%) (Quarterly) $36 $94 ($16) $9 $17 $86 ($28) ($27) ($18) 6% 12% (3)% 1% 3% 10% (4)% (4)% (3)% Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Adjusted EBITDA ($M) & Margin (%) (Quarterly) $88 $143 $55 $62 $68 $142 $34 $38 $4615% 18% 10% 10% 10% 17% 5% 5% 7% Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Please see non-GAAP reconciliations at the end of this document. Page 10 of 33

INCOME STATEMENT HIGHLIGHTS (CONTINUED) Gross profit (revenue minus the cost of revenue) increased year over year by $7.1 million in the first quarter due to higher revenue, including benefit from price increases, partially offset by increased material, energy and labor costs. Year-over-year currency fluctuations had a negative impact on gross profit for the quarter. Gross margin (revenue minus the cost of revenue expressed as a percent of revenue) in the first quarter was 46.3%, down 220 bps compared to Q1 FY2022. Though gross profit dollars increased year over year, the margin impact of inflationary pressure on input costs as well as product mix shifts in Vista drove the majority of this gross margin compression. Contribution profit (revenue minus the cost of revenue, advertising and payment processing) decreased year over year by $14.5 million in the first quarter. Increased gross profit was more than offset by a planned increase in advertising expense, from $88.1 million in Q1 FY2022 to $108.8 million in Q1 FY2023. Vista was the largest contributor to increased advertising, which is discussed in the Vista section of this document on page 15. Year-over- year currency fluctuations had a negative impact on contribution profit for the quarter. Contribution margin (revenue minus the cost of revenue, the cost of advertising and payment processing, expressed as a percent of revenue) in the first quarter was 29.0%, down from 33.2% in the same quarter a year ago. Advertising as a percent of revenue increased year over year for the first quarter from 13.4% to 15.5% due to planned year-over-year increases in Vista. GAAP Operating Income & Adj. EBITDA ($M) (TTM) $67 $39 $111 $124 $104 $96 $84 $47 $12 $409 $367 $351 $349 $328 $327 $306 $281 $259 TTM OI TTM Adj EBITDA Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Gross Profit ($M) & Gross Margin (%) $288 $400 $277 $311 $319 $426 $310 $340 $326 49.0% 51.2% 48.3% 49.0% 48.5% 50.1% 47.1% 47.1% 46.3% Gross Profit Gross Margin % Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Contribution Profit ($M) & Contribution Margin (%) $208 $286 $189 $212 $219 $299 $201 $215 $204 35.5% 36.7% 33.0% 33.4% 33.2% 35.2% 30.6% 29.7% 29.0% Contribution Profit Contribution Margin % Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Please see non-GAAP reconciliations at the end of this document. Page 11 of 33

CASH FLOW

We used $25.3 million of **cash from operations** in Q1 FY2023, compared with generating $36.6 million in the year-ago period. In addition to the $22.0 million decrease to adjusted EBITDA described on page 10, we increased inventory levels to manage risk of potential supply chain volatility in the coming quarters and we experienced expected working capital outflows after significant benefits last quarter. Cash restructuring payments were $7.9 million higher than the year-ago period, cash interest payments were $0.7 million higher than the year-ago period due to rising interest rates, and cash tax payments were $3.5 million lower. We also had proceeds of $7.8 million upon the early settlement of certain derivatives that are not intended to hedge adjusted EBITDA in Q1 FY2023.

Adjusted free cash flow was $(52.3) million in the first quarter of FY2023 compared to $12.3 million in the same period a year ago. Adjusted free cash flow decreased as a result of the decline in our operating cash flow described above, as well as an increase in capital expenditures of $3.1 million year over year, partially offset by a decline of $0.3 million in capitalized software expense.

For our internal management reporting and budgeting we use **unlevered free cash flow**, which we define as adjusted free cash flow plus cash interest expense related to borrowing. The charts at the right illustrate these components on a quarterly and trailing-twelve-month basis.

Adjusted Free Cash Flow & Cash Interest ($M) (Quarterly)


FCF
Cash Interest
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

	Q121	Q221	Q321	Q421	Q122	Q222	Q322	Q422	Q123
Adj. FCF	$82	$130	($62)	$15	$12	$109	($82)	$61	($52)
Interest	$9	$49	$8	$51	$14	$35	$14	$35	$15

Adjusted Free Cash Flow & Cash Interest ($M) (TTM)


FCF
Cash Interest
$73
$290
$98
$243
$96
$185
$117
$166
$122
$96
$108
$74
$114
$55
$98
$100
$99
$36
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Please see non-GAAP reconciliations at the end of this document.

Page 12 of 33

CASH FLOW (CONTINUED)



Cash Flow from Operations ($M)
(Quarterly)
$106
$150
$(37)
$46
$37
$143
($48)
$88
$(25)
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23



Cash Flow from Operations ($M)
(TTM)
$381
$330
$273
$265
$196
$189
$178
$220
$158
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23



Certain Cash Payments Impacting
Cash Flow from Operations ($M)
(Quarterly)
Cash Restructuring
Cash Interest Related to Borrowing
$12
$9
$3
$50
$49
$1
$8
$8
$0
$53
$51
$2
$14
$14
$0
$35
$35
$0
$14
$14
$0
$35
$35
$0
$23
$15
$8
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23



Certain Cash Payments Impacting
Cash Flow from Operations ($M)
(TTM)
Cash Restructuring
Cash Interest Related to Borrowing
$82
$73
$9
$108
$98
$10
$104
$96
$8
$124
$117
$7
$126
$122
$4
$111
$108
$3
$117
$114
$3
$98
$98
$0
$107
$99
$8
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23



Capital Expenditures & Capitalization of
Software & Website Development Costs
($M)
(Quarterly)
Capital Expenditures
Capitalized Software
$23
$15
$8
$20
$12
$8
$25
$19
$6
$32
$16
$16
$25
$16
$9
$34
$16
$18
$34
$18
$16
$27
$15
$12
$27
$15
$12
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23



Capital Expenditures & Capitalization of
Software & Website Development Costs
($M)
(TTM)
Capital Expenditures
Capitalized Software
$91
$46
$45
$86
$47
$39
$88
$53
$35
$100
$61
$39
$101
$62
$39
$115
$67
$48
$123
$65
$58
$119
$65
$54
$122
$65
$57
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Please see non-GAAP reconciliations at the end of this document.

Page 13 of 33

DEBT

As of September 30, 2022, our **total debt**, net of issuance costs, was $1,664.4 million. **Net debt**, excluding issuance costs, other debt discounts and premiums and net of cash, cash equivalents and current and non-current marketable securities, was $1,426.7 million, up from $1,378.4 million as of June 30, 2022, as a result of cash outflows in the quarter as described on page 12.

Our capital structure includes significant liquid assets on our balance sheet and, therefore, we look at net leverage instead of gross leverage. The calculation of our debt-covenant-defined leverage ratio (net debt to trailing-twelve-month EBITDA) uses definitions of both debt and EBITDA that differ from the corresponding figures reported in this document. Our **consolidated net leverage ratio** as calculated per our credit agreement was 4.82 as of September 30, 2022, an increase from 4.23 as of June 30, 2022. Our first lien net leverage ratio was 2.82 as of September 30, 2022, up from 2.42 at June 30, 2022. We expect to delever from June 30, 2022 levels by the end of FY2023 although that may be delayed if the put option in the aforementioned noncontrolling interest in our PrintBrothers segment is exercised.

Our capital structure contains a mix of fixed and variable-rate debt. In order to mitigate our exposure to interest rate changes related to our variable rate debt, we execute interest rate swap contracts to fix the interest rate on a portion of our outstanding or forecasted long-term debt with varying maturities. As of September 30, 2022, we had $1,076.3 million of variable-rate debt, and interest rate swap contracts with a notional value of $400.0 million already accruing interest. A hypothetical 100 basis point increase in rates following September 30, 2022, inclusive of our outstanding interest rate swaps, would result in a $7.0 million impact to interest expense over the next 12 months. This does not include any yield we get from cash and marketable securities.

We did not repurchase any shares or bonds in Q1 FY2023.

Consolidated Net Leverage Ratio*


3.32
3.33
3.77
3.72
3.87
3.85
4.44
4.23
4.82
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Consolidated Leverage Ratio as calculated per our credit agreement definitions.

Cash, Equivalents and Marketable Securities ($M)


Cash and equivalents
Marketable securities (current)
Marketable securities (non-current)
$40
$37
$36
$386
$51
$152
$183
$386
$40
$152
$193
$406
$28
$147
$231
$269
$12
$96
$162
$327
$50
$277
$256
$22
$102
$132
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Interest Expense Related to Borrowing ($M)*
(Income Statement View)


Interest epense related to borrowing
Loss on early extinguishment of debt
$31
$30
$29
$77
$48
$29
$25
$25
$24
$24
$25
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Excludes interest expense associated with investment consideration.

Please see non-GAAP reconciliations at the end of this document.

Page 14 of 33

SEGMENT RESULTS

VISTA

Vista's Q1 FY2023 revenue was up 6% year over year on a reported basis and grew 8% on an organic constant-currency basis. Constant-currency growth remained strong throughout the quarter in Europe. In North America, revenue growth was soft in July driven by the U.S. market but accelerated to double-digit growth in August and September as benefits of our new platform as well as year-over-year pricing changes started to take root. These trends have continued in October. Q1 revenue was negatively impacted by a decline in face mask sales of $5 million, and a decline in revenue from Japan of $0.7 million as we shut down that business by the end of Q1 FY2023. From a product perspective, the strongest growth was in the categories of promotional products, apparel and gifts (PPAG), marketing materials, signage and business cards.

Vista segment EBITDA declined year over year by $36.2 million in Q1 FY2023. Gross profit declined slightly year over year as higher revenue, including from price increases, was more than offset by cost inflation and negative currency impacts (Vista gross profit increased slightly in constant currencies). Product mix continues to weigh on Vista's gross margins, as we are experiencing the fastest growth in categories like PPAG that have lower gross margins although higher average order values, and generate some of our highest per-customer lifetime values, so we see this as positive long term.

Q1 contribution profit declined due to a $20.0 million increase in advertising spend, which as a percent of revenue increased year over year from 13.8% in the prior-year quarter to 18.4%. As outlined in our September investor day, nearly all of this increase was from the addition of mid- and upper-funnel advertising spend, which we more materially tested and we believe will help us improve awareness and consideration with customers and prospects and reduce our reliance on paid search advertising. Early indications of our full-funnel advertising tests are positive, but it will take several quarters to fully assess and to inform our media mix going forward.

Additionally, the year-over-year impact of organic hiring and higher compensation was approximately $7.3 million in Q1 including the annual inflation-adjusted merit increases effective July 1, 2022 that were larger than recent years. This year-over-year increase in compensation costs was smaller than for Q4 FY2022 as we lap the hiring done over the last year, realize the benefits of recent restructuring

(continued on next page)


Revenue ($M) & Reported Revenue Growth
Quarterly
$329
$431
$322
$349
$448
$349
$368
$369
(4)%
(1)%
2%
42%
6%
4%
8%
6%
6%
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23


Organic Constant-Currency Revenue
Growth
Quarterly
(5)%
(6)%
(5)%
32%
2%
3%
8%
8%
8%
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23


Segment EBITDA ($M) & Segment EBITDA
Margin
Quarterly
$89
$111
$63
$56
$67
$91
$26
$12
$31
27%
26%
19%
16%
19%
20%
7%
3%
8%
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23


Vista Advertising ($M) & as % of Revenue
Lower-funnel ($M)
Mid- & upper-funnel ($M)
Total as % of revenue
$35
$67
$45
$8
$37
$60
$14
$46
$48
$3
$45
$73
$4
$69
$62
$10
$51
$81
$17
$64
$68
$19
$49
11%
16%
14%
17%
14%
16%
18%
22%
18%
Q1 FY21
Q2 FY21
Q3 FY21
Q4 FY21
Q1 FY22
Q2 FY22
Q3 FY22
Q4 FY22
Q1 FY23

Please see non-GAAP reconciliations at the end of this document.

Page 15 of 33

VISTA (CONTINUED) actions, and significantly curtailed additional hiring starting in Q3 FY2022 (sequentially, Vista's compensation expenses declined versus Q4 FY2022). Increased investment in our acquired VistaCreate (Depositphotos) business also negatively impacted segment EBITDA results representing approximately $2.1 million of year-over-year net cost increases in Q1 that weighed on segment EBITDA as this acquisition was closed October 1, 2022, and therefore was not in the prior-year results. The impact of currency fluctuations on segment EBITDA was immaterial for Vista for Q1 FY2023 due to natural hedges. As described at our annual investor day in September, our platform migration is now complete, and we have the resources we want in place to leverage the platform's new capabilities going forward. Vista is focused on execution against prioritized objectives that we expect to drive returns over time through new product introduction, personalization of the customer experience, and enhanced design and service including the future integration of the design capabilities of 99designs by Vista, VistaPrint and VistaCreate. This execution focus includes preparations for the typical seasonal peak in revenue and profitability during Q2. The new platform gives us a better ability to launch new products and designs, and to segment customer experience for both businesses and consumers, and we look forward to delivering on our plan and sharing the results next quarter. Please see non-GAAP reconciliations at the end of this document. Page 16 of 33

UPLOAD AND PRINT

Financial results for PrintBrothers and The Print Group are presented on page 6 of this document, as well as on the next page.

Combined upload and print revenue (i.e., the combination of revenue for PrintBrothers and The Print Group, adjusted to exclude inter-segment revenue when conducted between businesses in these segments) in Q1 FY2023 grew year over year by 6% at reported currency rates, or 23% on an organic constant-currency basis. These businesses continue to execute well in a challenging cost environment in Europe driving significant growth from recent new product introduction and higher volume and per-unit pricing. Organic constant-currency revenue growth is down sequentially but remains robust and this growth has continued in October.

Combined upload and print EBITDA (i.e., the combination of segment EBITDA for PrintBrothers and The Print Group) decreased year over year by 11%, or $3.5 million, in Q1 FY2023, driven by year-over-year currency fluctuations that had an approximately $4.2 million negative impact on combined upload and print EBITDA in the first quarter, partially offset by underlying Euro-based profitability increases. As a reminder, realized gains or losses on currency hedges that we include in adjusted EBITDA are not allocated to segment-level EBITDA.

We continue to invest in key areas within our upload and print businesses to exploit scale advantages and improve their cost competitiveness. These businesses also continue to adopt technologies that are part of our mass customization platform, which we believe over the long term will further improve customer value and the efficiency of each business. We believe the current business environment, characterized by macroeconomic uncertainty, rising input costs, and supply chain challenges, puts outsized pressure on smaller and less profitable competitors. Our upload and print businesses remain focused on delivering great value for their customers and, in turn, realizing market share gains.

WHAT BUSINESSES ARE IN THESE SEGMENTS?

PRINTBROTHERS:

WirmachenDruck.de druck.at Drukwerkdeal

THE PRINT GROUP:

pixartprinting exaprint TRADEPRINT.CO.UK easyflyer

Please see non-GAAP reconciliations at the end of this document. Page 17 of 33

PRINTBROTHERS: Revenue ($M) & Reported Revenue Growth Quarterly $100 $122 $94 $106 $125 $138 $120 $144 $133 (8)% (4)% (14)% 46% 25% 13% 28% 36% 6% Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Organic Constant-Currency Revenue Growth Quarterly (15)% (11)% (21)% 34% 24% 18% 36% 52% 22% Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Segment EBITDA ($M) & Segment EBITDA Margin Quarterly $10 $16 $8 $9 $16 $19 $12 $19 $15 10% 14% 8% 9% 13% 14% 10% 14% 11% Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 THE PRINT GROUP: Revenue ($M) & Reported Revenue Growth Quarterly $66 $76 $60 $73 $73 $90 $75 $91 $77 (8)% (13)% (13)% 56% 10% 18% 26% 25% 6% Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 0 100 Organic Constant-Currency Revenue Growth Quarterly (12)% (19)% (20)% 43% 8% 23% 35% 42% 24% Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Segment EBITDA ($M) & Segment EBITDA Margin Quarterly $12 $13 $6 $12 $14 $16 $12 $16 $12 18% 16% 11% 16% 20% 18% 16% 18% 16% Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Please see non-GAAP reconciliations at the end of this document. Page 18 of 33

NATIONAL PEN

National Pen's Q1 FY2023 revenue grew 18% year over year on a reported basis and 24% on an organic constant-currency basis. Direct marketing, e-commerce, and direct sales channels continue to perform well. The year-over-year decline in face mask sales impacted National Pen's Q1 FY2023 revenue by approximately $4 million, which was partially offset by a change in customer terms that positively impacted the timing of revenue recognition by $2 million in the quarter.

Segment EBITDA increased significantly year over year by $6.8 million in Q1 FY2023 driven by the combination of strong revenue growth, gross margin expansion, a timing-related decrease in advertising as a percent of revenue, limited operating expense growth, and savings from the recent decision to shut down its operations in Japan. The impact of currency fluctuations on segment EBITDA was immaterial for National Pen this quarter.

On a cash flow basis, National Pen contributed significantly to the outflows we saw in Q1 FY2023 as it was one of the businesses that significantly increased safety stock inventory this quarter to counter potential supply chain volatility and costs during the seasonal peak in the December quarter given the extent of National Pen inventory that is sourced from Asia.

As always at this time of year, the team at National Pen is focused on delivering strong results during its seasonal peak in revenue and profitability during Q2.


Revenue ($M) & Reported Revenue Growth
Quarterly
$68
$115
$62
$69
$69
$125
$72
$76
$82
(4%)
(10%)
(9%)
109%
2%
9%
16%
10%
18%
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23


Organic Constant-Currency Revenue Growth
Quarterly
(5%)
(13%)
(12%)
103%
2%
11%
19%
14%
24%
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23


Segment EBITDA (Loss) ($M) &
Segment EBITDA (Loss) Margin
Quarterly
($11)
(16%)
$19
16%
($3)
(5%)
$7
10%
($8)
(12%)
$32
25%
($1)
(1%)
$4
6%
($1)
(2%)
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Please see non-GAAP reconciliations at the end of this document.

Page 19 of 33

ALL OTHER BUSINESSES Revenue grew 8% year over year in Q1 on both a reported basis and an organic constant-currency basis. In BuildASign, which is the majority of revenue in this segment, signage products grew at double-digit rates, with a modest decline in home decor products (moderated from the larger decline we saw in FY22 as the business lapped elevated demand during the pandemic). Printi delivered strong revenue growth in Q1 across product lines and channels. Q1 FY2023 segment EBITDA and margin were up year over year with increased revenue and marketing efficiencies at BuildASign and Printi. As Printi grows, it continues to increase gross margins and contribution margins, driving closer to delivering a positive contribution to segment EBITDA. As discussed last quarter, Cimpress decided to divest our small loss-making business in China. We expect this divestiture to close in Q2 FY2023. We realized immaterial savings in this segment in Q1 related to reduced operating expenses in China. We continue to expect annualized savings of $5 million in the future. BUSINESSES IN THIS REPORTABLE SEGMENT: With the exception of BuildASign, which is a larger and profitable business, the All Other Businesses segment consists of two early-stage businesses that we continue to manage at a relatively modest operating loss as previously described and planned. Following the exit of our business based in China, which we expect to be completed in Q2 FY2023, this reportable segment will only include BuildASign and Printi results in future periods. BuildASign is an e-commerce provider of canvas-print wall décor, business signage and other large-format printed products, based in Austin, Texas. In Q4 FY21, BuildASign acquired a small business in a new product category. Printi, the online printing leader in Brazil, offers a superior customer experience with transparent and attractive pricing, reliable service and quality. Revenue ($M) & Reported Revenue Growth Quarterly $43 $55 $44 $49 $48 $58 $48 $52 $52 3% 11% 12% 16% 10% 4% 10% 5% 8% Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Organic Constant-Currency Revenue Growth Quarterly 6% 14% 15% 13% 5% —% 5% 3% 8% Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Segment EBITDA ($M) & Segment EBITDA Margin Quarterly $9 $11 $7 $6 $5 $6 $6 $6 $6 20% 19% 15% 12% 10% 11% 12% 12% 12% Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Please see non-GAAP reconciliations at the end of this document. Page 20 of 33

CENTRAL AND CORPORATE COSTS

Central and corporate costs increased 1% year over year in Q1 FY2023 from $34.2 million to $34.6 million. Unallocated share-based compensation (SBC) was a year-over-year benefit in this cost category due to accounting timing of recent grants that is more favorable than the straight-line expense that we allocate to our segments.

Excluding unallocated SBC, central and corporate costs were up 8%, or $2.5 million, year over year during the first quarter, due to hiring in MCP, volume-related increases to central operating costs, and increased corporate costs, partially offset by year-over-year currency benefits.

Our Cimpress Technology team continues to make progress in developing new MCP services and increasing their adoption in our businesses. With recent e-commerce launches in multiple businesses and increasing intra-Cimpress wholesale transactions, the focus of the Cimpress Technology team is shifting toward data infrastructure and support of Vista's full spectrum design goals, along with continued focus on technologies that are designed to improve customer experience, drive higher conversion rates and automate manual processes.

WHAT ARE CENTRAL AND CORPORATE COSTS?	
Unallocated Share Based Comp	The GAAP accounting value of performance share units (PSUs) across Cimpress, minus what we cross-charge either to our businesses or to the above central cost categories. We cross-charge the cash grant value of a long-term incentive award.
MCP Investment	Software engineering and related costs to expand the functionality of our mass customization platform (MCP).
Central Operating Costs	Our operationally oriented shared-service organizations of (1) global procurement, (2) the technical maintenance and hosting of the MCP, (3) privacy and information security management and (4) the administrative costs of our Cimpress India offices where numerous Cimpress businesses have dedicated business-specific team members. These costs are required to operate our businesses.
Corporate Costs	Corporate activities, including the office of the CEO, the board, directors and officers insurance, treasury, tax, capital allocation, financial consolidation, audit, corporate legal, internal company-wide communications, investor relations and corporate strategy.

Central and Corporate Costs ($M) Quarterly


Corporate Costs
Central Operating Costs*
MCP Investment
Unallocated SBC
$30
$1
$6
$13
$10
$29
$0
$6
$15
$8
$31
$1
$6
$12
$12
$37
$4
$7
$14
$12
$34
$1
$5
$16
$12
$35
$2
$6
$16
$11
$36
$2
$6
$16
$12
$39
$2
$7
$18
$13
$35
$6
$17
$13
($1)
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

Central and Corporate Costs Excluding Unallocated Share-Based Comp* ($M and as a % of Total Revenue)


$29
5%
$29
4%
$31
5%
$34
5%
$33
5%
$33
4%
$34
5%
$37
5%
$36
5%
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23

**We present this cost category excluding the Unallocated SBC to help our investors see the potential for scale leverage in these central costs without the volatility and accounting complexities of the Unallocated SBC. For avoidance of doubt, we view SBC as a cost, and believe investors should too. As a reminder, we charge our businesses a cost based on the cash value of long-term incentive grants, which excludes some of these accounting complexities, and which is included in each segment's results each period. All numbers are rounded to the nearest million and may not sum to total Central and Corporate Costs when combined with the rounded Unallocated SBC figures in the chart above.*

Please see non-GAAP reconciliations at the end of this document.

Page 21 of 33

CURRENCY IMPACTS Changes in currency rates negatively impacted our year- over-year reported revenue growth by about 800 basis points in Q1 FY2023. There are many natural expense offsets in local currencies in our business, so the net currency impact to our bottom line is less pronounced than it is to revenue. We look at constant-currency growth rates to understand revenue trends excluding currency changes. Our most significant net currency exposures by volume are the Euro and the British Pound (GBP). We enter into currency derivative contracts to hedge the risk for certain currencies where we have a net adjusted EBITDA exposure. Our hedging approach results in hedging close to 100% of our forecasted Euro and GBP net exposures for the upcoming 12 months, with a declining hedge percentage out to 24 months. For certain other currencies with a smaller net impact, we hedge close to 100% of our forecasted net exposures for the upcoming 6 months, with a declining hedge percentage out to 15 months. We hedge our adjusted EBITDA exposures because a slightly different but similar EBITDA measure is the primary metric normally used in our debt covenants. We do not apply hedge accounting to these hedges, which increases the volatility of the gains or losses that are included in our net income from quarter to quarter. Realized and unrealized gains or losses from these hedges are recorded in Other income (expense), net, along with other currency-related gains or losses. The realized gains or losses on our hedging contracts are added to our adjusted EBITDA to show the economic impact of our hedging activities. Our Other income (expense), net was $27.4 million in Q1 FY2023, mainly driven by: • Realized gains on certain currency hedges intended to hedge EBITDA were $6.9 million for the first quarter. These realized gains affect our net income, adjusted EBITDA, and adjusted free cash flow. They are not allocated to segment-level EBITDA. • Other net realized gains of $4.0 million were primarily related to a gain of $7.8 million for the early settlement of certain currency derivative contracts that were not designated for hedge accounting, partially offset by other realized losses of $3.7 million. These net gains affect our net income and adjusted free cash flow, but were not allocated to adjusted EBITDA. • Unrealized gains of approximately $16.4 million in Q1 that were primarily related to gains and losses on the revaluation of currency derivatives, and intercompany, cash and debt balances. These are included in our net income but mostly excluded from our adjusted EBITDA. Overall, for the reasons described above, year-over-year fluctuations in currencies create different impacts on the various financial results you see throughout this document. At the top right of this page is a table describing these directional net currency impacts when compared to the prior-year period. Y/Y Impact from Currency* Financial Measure Q1 FY2023 Revenue Negative Operating income Positive Net income Positive Segment EBITDA Mixed by segment Adjusted EBITDA Positive Adjusted free cash flow Positive *Net income includes both realized and unrealized gains or losses from currency hedges and intercompany loan balances. Adjusted EBITDA includes only realized gains or losses from certain currency hedges. Adjusted free cash flow includes realized gains or losses on currency hedges as well as the currency impact of the timing of receivables, payments and other working capital settlements. Revenue, operating income and segment EBITDA do not reflect any impacts from currency hedges or balance sheet translation. Other Income (Expense), Net ($M) ($9) ($17) $10 ($3) $13 $13 $12 $23 $27 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Realized Gains (Losses) on Certain Currency Derivatives Intended to Hedge EBITDA ($M) $1 ($2) ($2) ($5) ($4) $1 $2 $5 $7 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Q1FY22 Q2FY22 Q3FY22 Q4FY22 Q1FY23 Please see non-GAAP reconciliations at the end of this document. Page 22 of 33

CIMPRESS PLC CONSOLIDATED BALANCE SHEETS (unaudited in thousands, except share and per share data) September 30, 2022 June 30, 2022 Assets Current assets: Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 132,100 $ 277,053 Marketable securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101,726 49,952 Accounts receivable, net of allowances of $6,652 and $6,140, respectively . . . . . . . . . . . . . . . . . 70,533 63,885 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 153,504 126,728 Prepaid expenses and other current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 121,428 108,697 Total current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 579,291 626,315 Property, plant and equipment, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 272,625 286,826 Operating lease assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64,389 80,694 Software and website development costs, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 89,661 90,474 Deferred tax assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 114,020 113,088 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 748,055 766,600 Intangible assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 139,864 154,730 Marketable securities, non-current 22,449 — Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67,693 48,945 Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 2,098,047 $ 2,167,672 Liabilities, noncontrolling interests and shareholders’ deficit Current liabilities: Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 285,226 $ 313,710 Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 266,196 253,841 Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54,229 58,861 Short-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9,900 10,386 Operating lease liabilities, current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23,013 27,706 Other current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33,061 28,035 Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 671,625 692,539 Deferred tax liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48,418 41,142 Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,654,529 1,675,562 Operating lease liabilities, non-current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44,783 57,474 Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56,443 64,394 Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,475,798 2,531,111 Redeemable noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 129,909 131,483 Shareholders’ deficit: Ordinary shares, nominal value €0.01 per share, 100,000,000 shares authorized; 44,196,093 and 44,083,569 shares issued; 26,224,846 and 26,035,910 shares outstanding, respectively . . 615 615 Deferred ordinary shares, nominal value €1.00 per share, 25,000 shares authorized, none and 25,000 issued and outstanding, respectively . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — Treasury shares, at cost, 17,971,247 for both periods presented . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,363,550) (1,363,550) Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 509,444 501,003 Retained earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 385,972 414,138 Accumulated other comprehensive loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (40,141) (47,128) Total shareholders’ deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (507,660) (494,922) Total liabilities, noncontrolling interests and shareholders’ deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 2,098,047 $ 2,167,672 Page 23 of 33

CIMPRESS PLC CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited in thousands, except share and per share data) Three Months Ended September 30, 2022 2021 Revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $703,415 $657,599 Cost of revenue (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 377,735 338,989 Technology and development expense (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 74,475 67,277 Marketing and selling expense (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 200,930 174,697 General and administrative expense (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54,072 46,548 Amortization of acquired intangible assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12,350 13,458 Restructuring expense (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,820 (309) (Loss) income from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (17,967) 16,939 Other income, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27,397 13,170 Interest expense, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (24,806) (25,688) (Loss) income before income taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (15,376) 4,421 Income tax expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9,365 9,381 Net (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (24,741) (4,960) Add: Net (income) attributable to noncontrolling interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (700) (1,738) Net (loss) attributable to Cimpress plc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ($25,441) ($6,698) Basic and diluted net (loss) per share attributable to Cimpress plc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ($0.97) ($0.26) Weighted average shares outstanding — basic and diluted . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26,178,818 26,072,249 ____________________________________________ (1) Share-based compensation is allocated as follows: Three Months Ended September 30, 2022 2021 Cost of revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 193 $ 116 Technology and development expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3,041 2,903 Marketing and selling expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,459 2,677 General and administrative expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4,782 5,310 Restructuring expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 156 — Page 24 of 33

CIMPRESS PLC CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited in thousands) Three Months Ended September 30, 2022 2021 Operating activities Net loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ (24,741) $ (4,960) Adjustments to reconcile net loss to net cash (used in) provided by operating activities: Depreciation and amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40,942 44,432 Share-based compensation expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10,631 11,006 Deferred taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,024) (1,138) Unrealized gain on derivatives not designated as hedging instruments included in net loss . . . . . . (14,024) (16,534) Effect of exchange rate changes on monetary assets and liabilities denominated in non- functional currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (749) 174 Other non-cash items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,158 (471) Changes in operating assets and liabilities, net of effects of businesses acquired: . . . . . . . . . . . . . . Accounts receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (9,460) (7,149) Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (36,434) (11,744) Prepaid expenses and other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3,151 (4,832) Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (12,013) 10,290 Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16,312 17,493 Net cash (used in) provided by operating activities (25,251) 36,567 Investing activities Purchases of property, plant and equipment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (11,758) (8,624) Capitalization of software and website development costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (15,330) (15,639) Purchases of marketable securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (84,030) — Proceeds from maturity of held-to-maturity investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9,953 10,000 Proceeds from the sale of assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 122 1,699 Other investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (617) Net cash used in investing activities (101,043) (13,181) Financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Proceeds from borrowings of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10,000 — Payments of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (13,256) (4,111) Payments of debt issuance costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (23) (1,137) Payments of purchase consideration included in acquisition-date fair value . . . . . . . . . . . . . . . . . . . . . (225) — Payments of withholding taxes in connection with equity awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (2,212) (2,579) Payments of finance lease obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (2,412) (2,526) Distribution to noncontrolling interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (3,652) — Other financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 2 Net cash used in financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (11,780) (10,351) Effect of exchange rate changes on cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (6,879) (2,827) Net (decrease) increase in cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (144,953) 10,208 Cash and cash equivalents at beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 277,053 183,023 Cash and cash equivalents at end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 132,100 $ 193,231 Page 25 of 45

ABOUT NON-GAAP FINANCIAL MEASURES: To supplement Cimpress’ consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth, constant-currency revenue growth excluding revenue from acquisitions and divestitures made in the last twelve months, upload and print group revenue growth, constant-currency gross profit growth, adjusted EBITDA, adjusted free cash flow and trailing-twelve- month return on invested capital: • Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. • Constant-currency revenue growth excluding revenue from acquisitions and divestitures made during the past twelve months excludes the impact of currency as defined above. The organic constant-currency growth rate excludes 99designs revenue from Q2 FY2021 through Q1 FY2022, Depositphotos/VistaCreate revenue for all periods, and the revenue from several small acquired businesses for the first year after acquisition. • Upload and print group revenue growth is the combination of revenue for PrintBrothers and The Print Group in USD, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group constant-currency revenue growth is the combination of revenue for PrintBrothers and The Print Group in constant currencies, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group EBITDA is the combination of segment EBITDA for PrintBrothers and The Print Group. • Constant-currency gross profit growth is estimated by translating all non-U.S. dollar denominated revenue and cost of revenue generated or incurred in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. • Adjusted EBITDA is defined as operating income plus depreciation and amortization plus share-based compensation expense plus proceeds from insurance plus earn-out related charges plus certain impairments plus restructuring related charges plus realized gains or losses on currency derivatives. • Adjusted free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, plus gains on proceeds from insurance. These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business for the same reasons they are used by management. For example, as we have become more acquisitive over recent years we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP operating income. As another example, as we do not apply hedge accounting for our currency forward contracts, we believe inclusion of realized gains and losses on these contracts that are intended to be matched against operational currency fluctuations provides further insight into our operating performance in addition to that provided by our GAAP operating income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this document. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures. Page 26 of 33

CONSTANT-CURRENCY REVENUE GROWTH RATES

(Quarterly)

Total Company	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23
Reported revenue growth	(7)%	(5)%	(4)%	48 %	12 %	9 %	15 %	14 %	7 %
Currency impact	(2)%	(3)%	(4)%	(6)%	(1)%	2 %	4 %	7 %	8 %
Revenue growth in constant currency	(9)%	(8)%	(8)%	42 %	11 %	11 %	19 %	21 %	15 %
Impact of TTM acquisitions, divestitures & JVs	(1)%	(1)%	(2)%	(4)%	(2)%	(2)%	(2)%	(2)%	(1)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	(10)%	(9)%	(10)%	38 %	9 %	9 %	17 %	19 %	14 %

Vista	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23
Reported revenue growth	(4)%	(1)%	2 %	42 %	6 %	4 %	8 %	6 %	6 %
Currency impact	(1)%	(3)%	(3)%	(5)%	(1)%	1 %	2 %	4 %	4 %
Revenue growth in constant currency	(5)%	(4)%	(1)%	37 %	5 %	5 %	10 %	10 %	10 %
Impact of TTM acquisitions, divestitures & JVs	— %	(2)%	(4)%	(5)%	(3)%	(2)%	(2)%	(2)%	(2)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	(5)%	(6)%	(5)%	32 %	2 %	3 %	8 %	8 %	8 %

Upload and Print ($M)	Q1FY22	Q1FY23
PrintBrothers reported revenue	$ 125.4	$ 132.7
The Print Group reported revenue	$ 72.8	$ 76.8
Upload and Print inter-segment eliminations	$ (0.2)	$ (0.1)
Total Upload and Print revenue in USD	**$ 198.0**	**$ 209.4**

Upload and Print	Q2FY22	Q3FY22	Q4FY22	Q1FY23
Reported revenue growth	15 %	27 %	32 %	6 %
Currency impact	5 %	9 %	17 %	18 %
Revenue growth in constant currency	20 %	36 %	49 %	24 %
Impact of TTM acquisitions	— %	(1)%	(2)%	(1)%
Revenue growth in constant currency excl. TTM acquisitions	20 %	35 %	47 %	23 %

PrintBrothers	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23
Reported revenue growth	(8)%	(4)%	(14)%	46 %	25 %	13 %	28 %	36 %	6 %
Currency impact	(5)%	(7)%	(7)%	(12)%	(1)%	5 %	9 %	18 %	17 %
Revenue growth in constant currency	(13)%	(11)%	(21)%	34 %	24 %	18 %	37 %	54 %	23 %
Impact of TTM acquisitions	(2)%	— %	— %	— %	— %	— %	(1)%	(2)%	(1)%
Revenue growth in constant currency excl. TTM acquisitions	(15)%	(11)%	(21)%	34 %	24 %	18 %	36 %	52 %	22 %

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes 99designs revenue from Q2 FY2021 through Q1 FY2022, Depositphotos/ VistaCreate revenue for all periods, and the revenue from several small acquired businesses for the first year after acquisition.

Values may not sum to total due to rounding.

Page 27 of 33

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT.)

(Quarterly)

The Print Group	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23
Reported revenue growth	(8)%	(13)%	(13)%	56 %	10 %	18 %	26 %	25 %	6 %
Currency impact	(4)%	(6)%	(7)%	(13)%	(2)%	5 %	9 %	17 %	18 %
Revenue growth in constant currency	(12)%	(19)%	(20)%	43 %	8 %	23 %	35 %	42 %	24 %

National Pen	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23
Reported revenue growth	(4)%	(10)%	(9)%	109 %	2 %	9 %	16 %	10 %	18 %
Currency impact	(1)%	(3)%	(3)%	(6)%	— %	2 %	3 %	4 %	6 %
Revenue growth in constant currency	(5)%	(13)%	(12)%	103 %	2 %	11 %	19 %	14 %	24 %

All Other Businesses	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23
Reported revenue growth	3 %	11 %	12 %	16 %	10 %	4 %	10 %	5 %	8 %
Currency impact	3 %	3 %	3 %	(1)%	— %	1 %	(1)%	(1)%	— %
Revenue growth in constant currency	6 %	14 %	15 %	15 %	10 %	5 %	9 %	4 %	8 %
Impact of TTM acquisitions and divestitures	— %	— %	— %	(2)%	(5)%	(5)%	(4)%	(1)%	— %
Revenue growth in constant currency excl. TTM acquisitions & divestitures	6 %	14 %	15 %	13 %	5 %	— %	5 %	3 %	8 %

Values may not sum to total due to rounding.

Page 28 of 33

CONSTANT-CURRENCY GROSS PROFIT GROWTH RATE (Quarterly) Consolidated Q1FY23 Reported gross profit growth 2 % Currency impact 6 % Gross profit growth in constant currency 8 % Vista Q1FY23 Reported gross profit growth (1) % Currency impact 3 % Gross profit growth in constant currency 2 % PrintBrothers Q1FY23 Reported gross profit growth 1 % Currency impact 16 % Gross profit growth in constant currency 17 % The Print Group Q1FY23 Reported gross profit growth (4) % Currency impact 16 % Gross profit growth in constant currency 12 % National Pen Q1FY23 Reported gross profit growth 24 % Currency impact 9 % Gross profit growth in constant currency 33 % All Other Businesses Q1FY23 Reported gross profit growth 6 % Currency impact — % Gross profit growth in constant currency 6 % Values may not sum to total due to rounding. Page 29 of 33

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA")

(Quarterly, in millions)

	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23
Vista	$ 89.4	$110.6	$ 62.7	$ 56.0	$ 66.9	$ 90.8	$ 25.5	$ 12.1	$ 30.7
PrintBrothers	9.7	16.5	7.6	9.4	16.3	18.6	12.4	19.5	15.0
The Print Group	12.2	12.6	6.5	11.9	14.4	16.4	11.9	16.0	12.2
National Pen	(10.7)	18.7	(3.3)	6.9	(8.0)	31.6	(0.9)	4.2	(1.3)
All Other Businesses	8.6	10.7	6.5	5.9	4.9	6.3	6.0	6.0	6.2
Total segment EBITDA (loss)	**$109.2**	**$169.0**	**$ 80.0**	**$ 90.2**	**$ 94.4**	**$163.6**	**$ 55.0**	**$ 57.8**	**$ 62.8**
Central and corporate costs ex. unallocated SBC	(29.1)	(28.7)	(31.2)	(33.7)	(33.0)	(32.8)	(34.3)	(37.0)	(35.5)
Unallocated SBC	(1.2)	(0.5)	(1.3)	(3.7)	(1.1)	(1.9)	(1.8)	(2.0)	1.0
Exclude: share-based compensation included in segment EBITDA	8.3	5.2	9.5	14.0	11.0	12.5	12.7	13.6	10.5
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	1.2	(1.6)	(1.9)	(4.6)	(3.7)	0.7	2.0	5.4	6.9
Adjusted EBITDA[2,3]	**$ 88.5**	**$143.4**	**$ 55.0**	**$ 62.2**	**$ 67.6**	**$142.1**	**$ 33.6**	**$ 37.8**	**$ 45.6**
Depreciation and amortization	(42.3)	(43.6)	(42.8)	(44.5)	(44.4)	(45.3)	(43.7)	(42.3)	(40.9)
Proceeds from insurance	—	—	(0.1)	—	—	—	—	—	—
Share-based compensation expense[1]	(8.3)	(5.2)	(9.5)	(14.0)	(11.0)	(12.5)	(12.7)	(13.6)	(10.5)
Certain impairments and other adjustments	(0.8)	0.2	(20.6)	0.7	0.8	2.7	(0.3)	6.5	(3.5)
Restructuring-related charges	0.1	(2.2)	0.4	0.1	0.3	(0.3)	(3.4)	(10.2)	(1.8)
Realized (gains) losses on currency derivatives not included in operating income	(1.2)	1.6	1.9	4.6	3.7	(0.7)	(2.0)	(5.4)	(6.9)
Total income (loss) from operations	**$ 36.0**	**$ 94.2**	**$(15.7)**	**$ 9.0**	**$ 16.9**	**$ 86.0**	**$(28.4)**	**$(27.2)**	**$(18.0)**
Operating income (loss) margin	*6 %*	*12 %*	*(3)%*	*1 %*	*3 %*	*10 %*	*(4)%*	*(4)%*	*(3)%*
Operating income (loss) year-over-year growth	*42 %*	*(23)%*	*82 %*	*376 %*	*(53)%*	*(9)%*	*81 %*	*(401)%*	*(206)%*

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions or divestitures; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

Page 30 of 33

ADJUSTED EBITDA

(Quarterly, in millions)

	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23
GAAP operating income (loss)	$36.0	$94.2	($15.7)	$9.0	$16.9	$86.0	($28.4)	($27.2)	($18.0)
Depreciation and amortization	$42.3	$43.6	$42.8	$44.5	$44.4	$45.3	$43.7	$42.3	$40.9
Share-based compensation expense[1]	$8.3	$5.2	$9.5	$14.0	$11.0	$12.5	$12.7	$13.6	$10.5
Proceeds from insurance	$—	$—	$0.1	$—	$—	$—	$—	$—	$—
Certain impairments and other adjustments	$0.8	($0.2)	$20.6	($0.7)	($0.8)	($2.7)	$0.3	($6.5)	$3.5
Restructuring related charges	($0.1)	$2.2	($0.4)	($0.1)	($0.3)	$0.3	$3.4	$10.2	$1.8
Realized gains (losses) on currency derivatives not included in operating income	$1.2	($1.6)	($1.9)	($4.6)	($3.7)	$0.7	$2.0	$5.4	$6.9
Adjusted EBITDA[2,3]	**$88.5**	**$143.4**	**$55.0**	**$62.2**	**$67.6**	**$142.1**	**$33.6**	**$37.8**	**$45.6**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions or divestitures; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

ADJUSTED EBITDA

(TTM, in millions)

	TTM Q1FY21	TTM Q2FY21	TTM Q3FY21	TTM Q4FY21	TTM Q1FY22	TTM Q2FY22	TTM Q3FY22	TTM Q4FY22	TTM Q1FY23
GAAP operating income (loss)	$66.6	$39.2	$111.2	$123.5	$104.5	$96.3	$83.5	$47.3	$12.4
Depreciation and amortization	$167.7	$168.9	$169.9	$173.2	$175.4	$177.1	$177.9	$175.7	$172.2
Share-based compensation expense[1]	$36.8	$33.7	$34.3	$37.0	$39.8	$47.0	$50.2	$49.8	$49.2
Proceeds from insurance	$—	$—	$0.1	$0.1	$0.1	$0.1	$—	$—	$—
Earn-out related charges	($0.1)	($0.1)	($0.1)	$—	$—	$—	$—	$—	$—
Certain impairments and other adjustments	$105.6	$104.4	$23.0	$20.5	$18.9	$16.4	($3.9)	($9.7)	($5.5)
Restructuring related charges	$11.3	$11.6	$10.3	$1.6	$1.4	($0.5)	$3.3	$13.6	$15.7
Realized gains (losses) on currency derivatives not included in operating income	$20.9	$8.9	$2.0	($6.9)	($11.7)	($9.5)	($5.5)	$4.4	$15.0
Adjusted EBITDA[2,3]	**$408.7**	**$366.6**	**$350.8**	**$349.1**	**$328.3**	**$326.9**	**$305.5**	**$281.1**	**$259.0**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions or divestitures; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

Page 31 of 33

ADJUSTED FREE CASH FLOW

(Quarterly, in millions)

	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23
Net cash provided by (used in) operating activities	$105.7	$150.5	($37.2)	$46.3	$36.6	$143.3	($48.2)	$87.8	($25.3)
Purchases of property, plant and equipment	($8.4)	($8.4)	($5.9)	($15.8)	($8.6)	($17.9)	($15.6)	($11.9)	($11.8)
Capitalization of software and website development costs	($14.8)	($11.6)	($18.9)	($15.6)	($15.6)	($16.5)	($17.7)	($15.4)	($15.3)
Adjusted free cash flow	**$82.5**	**$130.4**	**($62.0)**	**$14.9**	**$12.3**	**$108.9**	**($81.5)**	**$60.5**	**($52.3)**

Reference:

	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23
Value of finance leases	$0.1	$0.1	$5.5	$1.4	$0.9	$2.7	$0.2	$3.3	$2.4
Cash restructuring payments	$2.5	$1.4	$0.1	$2.5	$—	$0.2	$—	$—	$7.9
Cash interest related to borrowing	**$9.1**	**$49.2**	**$8.0**	**$50.7**	**$14.4**	**$35.3**	**$13.8**	**$34.6**	**$15.1**

ADJUSTED FREE CASH FLOW

(TTM, in millions)

	TTM Q1FY21	TTM Q2FY21	TTM Q3FY21	TTM Q4FY21	TTM Q1FY22	TTM Q2FY22	TTM Q3FY22	TTM Q4FY22	TTM Q1FY23
Net cash provided by operating activities	$381.2	$329.5	$273.3	$265.2	$196.1	$189.0	$178.0	$219.5	$157.7
Purchases of property, plant and equipment	($44.7)	($39.2)	($34.6)	($38.5)	($38.8)	($48.3)	($57.9)	($54.0)	($57.2)
Capitalization of software and website development costs	($46.3)	($47.0)	($53.5)	($60.9)	($61.8)	($66.6)	($65.5)	($65.3)	($65.0)
Adjusted free cash flow	**$290.2**	**$243.3**	**$185.3**	**$165.8**	**$95.6**	**$74.1**	**$54.6**	**$100.2**	**$35.6**

Reference:

	TTM Q1FY21	TTM Q2FY21	TTM Q3FY21	TTM Q4FY21	TTM Q1FY22	TTM Q2FY22	TTM Q3FY22	TTM Q4FY22	TTM Q1FY23
Value of new finance leases	$1.7	$1.6	$5.6	$7.0	$7.8	$10.4	$5.1	$7.0	$8.6
Cash restructuring payments	$9.3	$10.3	$8.1	$6.6	$4.1	$2.8	$2.7	$0.3	$8.2
Cash interest related to borrowing	**$72.6**	**$97.9**	**$96.5**	**$117.0**	**$122.3**	**$108.4**	**$114.2**	**$98.1**	**$98.8**

INTEREST EXPENSE RELATED TO BORROWING (P&L VIEW)

(Quarterly, in millions)

	Q1FY21	Q2FY21	Q3FY21	Q4FY21	Q1FY22	Q2FY22	Q3FY22	Q4FY22	Q1FY23
P&L view of interest expense	$30.5	$30.1	$29.0	$29.7	$25.7	$25.4	$24.2	$24.1	$24.8
Less: Interest expense related to investment consideration	$—	$—	$—	($0.7)	($0.2)	($0.1)	($0.1)	($0.1)	($0.1)
Interest expense related to borrowing	**$30.5**	**$30.1**	**$29.0**	**$29.0**	**$25.4**	**$25.3**	**$24.1**	**$24.0**	**$24.7**

Values may not sum to total due to rounding.

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ABOUT CIMPRESS: Cimpress plc (Nasdaq: CMPR) invests in and builds customer-focused, entrepreneurial, mass-customization businesses for the long term. Mass customization is a competitive strategy which seeks to produce goods and services to meet individual customer needs with near mass production efficiency. Cimpress businesses include BuildASign, Drukwerkdeal, Exaprint, National Pen, Pixartprinting, Printi, Vista and WIRmachenDRUCK. To learn more, visit http://www.cimpress.com. Cimpress and the Cimpress logo are trademarks of Cimpress plc or its subsidiaries. All other brand and product names appearing on this announcement may be trademarks or registered trademarks of their respective holders. CONTACT INFORMATION: Investor Relations: Media Relations: Meredith Burns Paul McKinlay ir@cimpress.com mediarelations@cimpress.com +1.781.652.6480 SAFE HARBOR STATEMENT: This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including our expectations for the growth and development of our businesses, revenue, profitability, cash flows, and other financial results, including our guidance for fiscal year 2023; our expectations for and anticipated impacts of the transformation of Vista; the expected effects of our advertising spend; our expectations with respect to our competitive position; our planned investments in our business and the expected effects of those investments, including our management of our inventory; our expectations with respect to our leverage position; the timing of our planned exits from Japan and China and the expected effects of those exits, including future savings; and the impact of our mass customization platform. Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts and estimates are based; the development, duration, and severity of supply chain constraints, inflation, and the ongoing COVID-19 pandemic; our failure to execute on the transformation of the Vista business; costs and disruptions caused by acquisitions; the failure of the businesses we acquire or invest in to perform as expected; the anticipated exercise of the PrintBrothers put options; our inability to make the investments in our businesses that we plan to make or the failure of those investments to achieve the results we expect; loss or unavailability of key personnel or our inability to hire and retain talented personnel; our failure to develop and deploy our mass customization platform or the failure of the mass customization platform to drive the performance, efficiencies, and competitive advantage we expect; our inability to mitigate increases in our costs by increasing our prices and taking other measures; unanticipated changes in our markets, customers, or businesses; our failure to attract new customers and retain our current customers; our failure to manage the growth and complexity of our business; changes in the laws and regulations, or in the interpretation of laws and regulations, that affect our businesses; our ability to maintain compliance with our debt covenants and pay our debts when due; general economic conditions, including the possibility of an economic downturn in some or all of our markets; and other factors described in our Form 10-K for the fiscal year ended June 30, 2022 and the other documents we periodically file with the U.S. SEC. In addition, the statements and projections in this quarterly earnings document represent our expectations and beliefs as of the date of this document, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this document. Page 33 of 33